Exhibit 99.1

sharecare

All together better

Important Notice Regarding Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: "outlook," "target," "reflect," "on track," "foresees," "future," "may," "deliver," "will," "shall," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing" or the negative of these terms, other comparable terminology (although not all forward-looking statements contain these words), or by discussions of strategy, plans, or intentions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain.

Forward-looking statements in this presentation include, but are not limited to, partnerships or other relationships with third parties or customers and statements regarding future financial expectations. We cannot assure you that the forward-looking statements in the information in this presentation will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results. Descriptions of some of the factors that could cause actual results to defer materially from these forward-looking statements are discussed in more detail in our filings with the SEC, including the Risk Factors section of the prospectus for our business combination filed with the SEC on June 3, 2021. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

Sharecare is a **health & well-being interoperable platform** that **unifies all the elements** of individual and community health so everyone can live better, longer across the **dynamic continuum of their healthcare needs.** **All Together Better**

sharecare

Strategic partners & clients

CareFirst, HIGHMARK, Anthem BlueCross BlueShield, SulAmérica, HCA
hmsa, BlueCross BlueShield Minnesota, BlueCross BlueShield of Arizona, Wellstar, Aflac, Trinity Health
NORDSTROM, BeWell SHBP, Health Net, Humana, AARP, Quest Diagnostics
DELTA, SAMSUNG, CENTENE Corporation, VA U.S. Department of Veterans Affairs

Sharecare by the numbers



~64K employer clients	**127** top life sciences brands
9M+ eligible lives	**$414M-415M** 2021E revenue
6K+ health system clients	**$29M-30M** 2021E adjusted EBITDA

CATEGORY OF ONE:

Business Positioned for Growth and Scale

sharecare



Comprehensive Platform

Innovative digital health platform based on human-centric design

Data & Innovation

At the **intersection of technology, healthcare, & media,** creating data-driven solutions

Diversified Revenue & Scale

Diversified, scalable portfolio with opportunity to **capture $1B++ in incremental revenue from contracted lives**

Differentiated Financial Performance

Positioned for success with **strong revenue visibility, balance sheet, and profitability**

High-growth, recurring revenue **driving 20% sustainable YoY growth**

Comprehensive Digital-First Ecosystem Centered around the Person


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL
sharecare
All your health in one place
Create an Account
Digital front door
Interoperable digital platform
Data
RealAge • biometrics • tracker activity/behavioral data • claims data • SDOH • medical records
Artificial Intelligence/Machine Learning
Channels
Enterprise
Provider
Life Sciences
Personalized engagement
wellness/well-being • navigation/advocacy • digital therapeutics • clinical solutions • value-based services • home care
Dynamic care console
Data
Insights
Action
Outcomes
Employers
Payors
Medicaid
Medicare Advantage
Public sector
Providers/ Health systems
Health coaches/ advocates
Caregivers
Life sciences brands
Communities

NOTE: Consumer channel referenced in previous disclosed materials was renamed to Life Sciences channel.

ALL TOGETHER BETTER

Unique Data-Driven, Personalized Engagement Driving Outcomes

sharecare


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL

Individual data	Artificial intelligence	Personalization	Engagement	Outcomes
RealAge test	Risk stratification	Evidence-based personalized content (videos, articles, etc)	Incentives	Close gaps in care
Biometrics screening	Automated insights	Omnichannel targeting	Program enrollment	VOI
Tracker activity/ Behavioral data	Federated learning	Personalized call to action	DM/LM coaching	ROI
Claims ingestion	Data normalization	Digital therapeutic recommendations	Challenge participation	Risk reduction
SDOH	Zero trust infrastructure		Habit-forming activities through mindfulness	Gainshares
Medical records				


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL

CHANNEL OVERVIEW **ENTERPRISE**

sharecare

Integrated Solution Lowering Healthcare Costs, Improving Outcomes, and Increasing Satisfaction

Core digital platform


Genera Incorporated
Manage your stress and anxiety
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SOCIAL DETERMINANTS OF HEALTH INDEX

PMPM

- Claims ingestion
- Population risk stratification
- Member engagement
- Incentives management

Marketplace of targeted digital therapeutics


Diabetes Prevention
Manage Diabetes
Virtual Diabetes Clinic
Unwinding Anxiety
Eat Right Now
Craving to Quit
Fertility
Pregnancy
Parenting
Disease Management/ Lifestyle Coaching
Financial Well-Being
Sleep

High-touch care


Advocacy (Sharecare+)
Tech-Enabled Home Care (CareLinx)
Ornish Lifestyle Medicine

PMPM and/or incremental fee per enrollee


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL

CHANNEL OVERVIEW **ENTERPRISE**

Case Study: Payor Client Product Expansion

sharecare

	2019	2020	2021E	CAGR
$ Revenue	**$2.5M**	**$6.6M**	**$8.8M**	**88%**
Number of marketplace products	1	3	6	**145%**

2019: $2.5M

Services:
- Digital platform
- Lifestyle Management coaching

2020: $6.6M

Services:
- Digital platform
- Lifestyle Management coaching
- ✚ **24-hour nurse line**
- ✚ **Onsite health promotion**

2021E: $8.8M

Services:
- Digital platform
- Lifestyle Management coaching
- 24-hour nurse line
- Onsite health promotion
- ✚ **MSK/MSD**
- ✚ **Maternity**
- ✚ **Incentives card**

Additional opportunities:

Services:
- Advocacy
- Tech-enabled home care
- Behavioral health
- Digital biometric screenings


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL

CHANNEL OVERVIEW **PROVIDER**

sharecare

Comprehensive Solutions Addressing Providers' Needs While Improving Efficiency and Patient Care

Core service

HEALTH INFORMATION MANAGEMENT



- Release of information (ROI)
- Medical record requests & retrieval
- Medical record audits & reviews
- Dynamic insights (AI)
- Forms management

Per record request

VALUE-BASED CARE



- High risk patient stratification
- High cost claimant/care gap analysis
- Clinical measures & reporting
- Practice provider and network performance

Gainshare or per provider per month

PAYMENT INTEGRITY



- Fraud, waste, and abuse
- Audit/denial mgmt services
- Clinical validation
- Pre-submission claim review insights (AI)
- Coding & pricing audits

Gainshare or per claim processed

REMOTE PATIENT MONITORING



- Diabetes prevention and management
- Heart disease (Ornish Lifestyle Medicine)
- Obesity & nutrition support

PMPM, reimbursement, or fee for service

Digital platform

24/7 PATIENT ENGAGEMENT


sharecare
GENERA
Connecting you to a better care experience
Get Started

PMPM


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL

CHANNEL OVERVIEW **PROVIDER**

Case Study: Sales Growth Through "Land and Expand" Strategy

Contracted Integrated Hospital Network


$4M
$3M
$2M
$1M
0
$1.6M
$2.9M
$2.9M
$3.4M
$3.9M
$4.9M
2016
2017
2018
2019
2020
2021E

Proven ability to "land and expand" with large health systems provides steady sustained growth
Solutions: ROI and Audit

Revenue cycle enterprise agreement (channel partnership)


Large hospitals
Regional hospitals
$4M
$3M
$2M
$1M
0
$4.4M
Combined $6M annually
$300K
$1.6M
2020
2021E
2020
2021E

System-wide implementations accelerate growth to achieve revenue levels in months vs. years

Land and expand with physician ACO account

Phase 1: $100K
Services:
- ROI
- MIPS quality reporting

Specialties (8/20)
Patients 15,000

Phase 2: $225K
Services:
- ROI
- MIPS quality reporting
- **Audit**
- **ACO MSSP**

Specialties (12/20)
Patients 50,000

Phase 3: $504K -1.5M
Services:
- ROI
- MIPS quality reporting
- Audit
- ACO MSSP
- **DM education**

Specialties (20/20)
Patients 65,000

Phase 4: $3M+
Services:
- ROI
- MIPS quality reporting
- Audit
- ACO MSSP
- DM education
- **Remote patient monitoring**
- **Digital engagement**

Specialties (20/20)
Patients 100,000



INDIVIDUAL
PATIENT
EMPLOYEE/HEALTH PLAN MEMBER

CHANNEL OVERVIEW **LIFE SCIENCES**

sharecare

Key Strategic Driver for Consumer Acquisition, Content Creation, Brand Awareness, and Data-Driven Digital Activation

Core service: Data-driven conversion and patient engagement



- Condition education centers
- 1st party targeted messaging
- Lead generation

- 73M targetable patients
- Relevant, personalized content assets that drive action

CROSSIX a Veeva company | IQVIA | Symphony Health A PRA Health Sciences Company

CPUV, CPM, CPC, CPL

Decentralized real-world observational studies

Smart Omix
by sharecare



Per study fee

CHANNEL OVERVIEW LIFE SCIENCES

2021 Life Sciences Growth


INDIVIDUAL
PATIENT
EMPLOYEE/HEALTH PLAN MEMBER

Top 20 manufacturers

- Top 20 manufacturers driving 78% total projected revenue
- Revenue for top 20 manufacturers increased **~52% YOY**

2021 projected life sciences revenue


Top 20
manufacturers

2021 top manufacturer revenue vs. 2020


12M
10M
8M
6M
4M
2M
+ 81%
+22%
-12%
+176%
+375%
Manuf. 1
Manuf. 2
Manuf. 3
Manuf. 4
Manuf. 5
2020
2021

Top 50 brands

- Top 50 brands driving 75% total projected revenue
- Revenue for top 50 brands increased **~73% YOY**

2021 projected life sciences revenue


Top 50 brands

2021 top brand revenue vs. 2020


60M
50M
40M
30M
20M
10M
+ 102%
+ 56%
+ 73%
Top 10
Top 25
Top 50
2020
2021

Sharecare's Unique Competitive Advantage

sharecare


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL

AI-driven hyper-engagement

Clinically-validated digital therapeutics

Digital-first, payor agnostic advocacy

Tech-enabled home care

AI-driven hyper-engagement

sharecare

Creating a digital twin

- HRAs, cost of care calculators, and personalized content to create the optimal experience for each member shifting engagement from the episodic to the everyday to achieve desired outcomes
- Digital twin built on edge-native backbone provides baseline for each member and generates personalized recommendations and predicts future outcomes

RealAge doc.ai


9:41
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Estimating...
9:41
Discover
How you compare
You
Women, Age 50-60
5Y 1M
RealAge - Older
3Y 8M
RealAge - Older
Low
ACTIVITY
Medium
Calm
STRESS
Intense
6.5 Hours
SLEEP
6.2 Hours
Yes
DIABETES
74.5%
Your community
View Map
Georgia State Ranking
#41 of 50

ALL TOGETHER BETTER

Clinically-validated digital therapeutics

sharecare

Tailored care management based on mindfulness

- Offering award winning, evidence-based digital therapeutics ranging from asthma to women's health that combines neuroscience and mindfulness tools to help members identify their triggers and learn new coping techniques
- Data-driven insights keep members on track with their programs by providing outreach based on their habits and motivations to increase likelihood of program graduation

67% reduction in GAD-7 scores (anxiety)

40% reduction in craving-related eating

5x tobacco cessation quit-rate compared to gold standard

Yale | NIH National Institute of Mental Health | BROWN Mindfulness Center


9:41
All
Genera Incorporated
My Benefits
Manage your stress and anxiety
As a Genera employee, you have access to a FREE anxiety management program
Get Started
Home
Track
Discover
Achieve
You
Relaxation/Ambient Programming
Unwinding Anxiety
Craving to Quit
Diabetes Prevention
Manage Diabetes
Diabetes Education
Eat Right Now
Nutrition
Fertility
Pregnancy
Parenting
Financial Well-Being
Muscle/Joint Health (MSD)
Sleep
Well-Being@Work
Biometric Screening
Hypertension
Mental Health (with EAP)

ALL TOGETHER BETTER

Digital-first advocacy

Sharecare+: Revolutionizing digital-first advocacy

- Partnering with Anthem to deliver Sharecare+, a transformational digital front door delivering a new and simplified advocacy experience for employees
- Proactively supporting wellness, clinical, emotional, financial and logistical needs through:
  - **High-touch care:** connecting with relevant and trusted care and community resources
  - **Proactive/personalized guidance:** navigating acute and chronic conditions through caregiver and care management support
  - **Digital assistance:** engaging members with personalized coaching and content and incentive programs
  - **Comprehensive care console admin:** driving seamless advocate workflow to provide one-of-a-kind care



sharecare+
Member Management
Mike Woods
Sharecare's Community Well-Being Index
2020 State Rankings Report
9:41
Health Advocate
Kelly G. 11:35
Thanks Kelly. I can definitely use your help. I am 4 mos. pregnant and have been experiencing knee pain. Could you help me find the right doctor?
11:44
Of course. Here is a prioritized list of recommended doctors you could visit to address your knee pain.
Recomended providers Orthopedic Specialist
Kelly G. 11:47
Thank you! I scheduled an appt with Dr. Lynn.
Type a message...

ALL TOGETHER BETTER

Tech-enabled home care

sharecare

CareLinx by sharecare

Extending advocacy to the home with caregivers

- Caregivers become in-home advocates extending the advocacy model to provider companionship, personal care, and clinical support
- Capture over 170 social, health, environmental and clinical data points, including SDoH and health risk assessments
- Real-time actionable data assists members in closing gaps in care and supports chronic condition management and care coordination
- Enables members and loved ones to receive secure, convenient, and quality care at home

450K+	3M+	1.5M+	400+
care providers delivering national coverage	hours of home care provided	Medicare Advantage members	Medicare Advantage plans


5:35
Ashley F.
Atlanta, GA • 10 years experience
I become a caregiver to help the elderly in their home. I love being a caregiver just the joy and happiness in my Clients eyes to be able to stay in theirs homes and get help with their day to day...
$25.00 per hour
View Ashley's Profile
Ayana N.
Fairburn, GA
I'm a helping person who loves to help people. I'm serving my purpose which is serving the seniors and others with disabilities in my community. I have the heart and passion and I'm ready to bles...
$20.00 per hour
View Ayana's Profile
Sharecare Verified
Glenda B.
Smyrna, GA
I have a strong passion for caregiver supports and assistance to our senior population. I'm a compassionate and patient individual whereby my personal goals and commitment are to: 1)...



ALL TOGETHER BETTER

Comprehensive Digital-First Ecosystem Centered around the Person


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL
sharecare
GENERA INCORPORATED
All your health in one place
Create an Account
Digital front door
Interoperable digital platform
Data
RealAge • biometrics • tracker activity/behavioral data • claims data • SDOH • medical records
Artificial Intelligence/Machine Learning
Channels
Enterprise
Provider
Life Sciences
Data
Insights
Action
Outcomes
Employers
Payors
Medicaid
Medicare Advantage
Public sector
Providers/ Health systems
Health coaches/ advocates
Caregivers
Life sciences brands
Communities

NOTE: Slide repeated for presentation purposes, summarizing previous message.

Impressive Scale and Reach Across the Ecosystem


EMPLOYEE/HEALTH PLAN MEMBER • PATIENT • INDIVIDUAL
Interoperable digital platform
sharecare
All your health in one place
Create an Account
Sharecare's Community Well-Being Index
2020 State Rankings Report
Digital front door

1.82	**1.2B+**	**100+**	**~5M**	**450K+**	**600+**	**95%**	**70**	**115M+**	**~2.8M**	**73**
petabytes of data	claims processed in 2021	EMR Integrations	medical records processed in 2021	care providers	elements of SDOH in CWBI	of U.S. population represented in CWBI	Blue Zones sites	total email database	social followers reaching **306M** in 2021	Sharecare NPS score (**95** NPS on CareLinx payor programs)



ALL TOGETHER BETTER

Financial Update



Business Growth Trajectory


Total Revenue ($M)
$600
$500
$400
$300
$200
+31%
CAGR
$329
$414-415
$568
2020
2021E
2022E


Adjusted EBITDA ($M)
$60
$50
$40
$30
$20
+34%
CAGR
$32
$29-30
$58-59
2020
2021E
2022E

Revenue

- 2022 growth will be driven by:
  - Increased client penetration across channels
    - Additional lives on platform
    - Continued double digit growth in record retrievals
    - Sales of higher PMPM offerings
  - Growth in home health, and new digital therapeutics
  - Expanded sales team to drive new client wins

Adjusted EBITDA

- FY21 impacted by reversal of temporary COVID-related cost initiatives and incremental public company expenses
- FY22 margin expansion driven by:
  - Positive impact from revenue mix
  - Operating leverage while continuing to make growth investments across the platform



FINANCIAL UPDATE

KPI Performance



Eligible lives
+10%
8.8M
9.7M
2020
2021E

Enterprise: Eligible lives

- Enterprise eligible lives driven by new client expansion, as well as further penetration of existing clients
- Current eligible lives represents only a small fraction of total serviceable lives with key clients



Records processed
+19%
4.2M
5.0M
2020
2021E

Provider: Records processed

- Continued growth in client site coverage
  - 4,000 additional sites within contracted provider customer base
- Process automation and interoperability programs will enable medical record processing at record levels



Enterprise Serviceable Lives

Sharecare has onboarded ~9.7M eligible enterprise lives, or 10.6% of 91M+ serviceable lives across **existing** client populations – this presents material upside opportunity to grow within our current base


Key enterprise clients:
91M+ serviceable lives
9.7M
Eligible lives



Built for Scale and Accelerated Revenue Growth

Expand with existing clients

- Cross-sell opportunities across our businesses
- Drive enrollment, record retrieval, and digital activation programs

Launch new products/services

- Expand digital therapeutic offerings
- Launch Sharecare+ digital-first advocacy solution
- Expand tech-enabled home care offering
- Drive Smart Omix decentralized real-world observational study market entry

New clients

- Identified pipeline of potential new customers, including health plans, employers, providers

Establish new partnerships

- Create partnerships to bring new complementary and value-added capabilities to the platform

Drive more inorganic growth (M&A)

- Focused on strengthening and expanding our market opportunity:
  - Data/analytics
  - Digital therapeutics/interventions
  - Tech-enabled home health

CATEGORY OF ONE:

Business Positioned for Growth and Scale

sharecare



Comprehensive Platform

Innovative digital health platform based on human-centric design

Data & Innovation

At the **intersection of technology, healthcare, & media,** creating data-driven solutions

Diversified Revenue & Scale

Diversified, scalable portfolio with opportunity to **capture $1B++ in incremental revenue from contracted lives**

Differentiated Financial Performance

Positioned for success with **strong revenue visibility, balance sheet, and profitability**

High-growth, recurring revenue **driving 20% sustainable YoY growth**

NOTE: Slide repeated for presentation purposes, summarizing previous message.

Thank you.

sharecare

ALL TOGETHER BETTER

Appendix



APPENDIX

Non-GAAP Financial Measures

In addition to our financial results determined in accordance with U.S. GAAP, we believe Adjusted EBITDA, a non-GAAP measure, is useful in evaluating our operating performance. We use Adjusted EBITDA to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial measure, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. In particular, we believe that the use of Adjusted EBITDA is helpful to our investors as it is a metric used by management in assessing the health of our business and our operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measure as a tool for comparison.

The calculation and reconciliation of historic Adjusted EBITDA to net income (loss), the most directly comparable financial measures stated in accordance with GAAP, is provided below and in the accompanying financial tables. Investors are encouraged to review the reconciliation and not to rely on any single financial measure to evaluate our business.

We have not reconciled forward-looking Adjusted EBITDA guidance to net income (loss) because we do not provide guidance for net income (loss) or for items that we do not consider indicative of our on-going performance, including, but not limited to, the impact of significant non-recurring items, as certain of these items are out of our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the Adjusted EBITDA guidance to the corresponding U.S. GAAP measure is not available without unreasonable effort. We have not provided a reconciliation of full–year 2021 Adjusted EBITDA estimates to an estimated net income (loss) outlook because certain items such as transaction and closing costs, share–based compensation, and the change in fair value of warrant liability and contingent consideration that are a component of net income (loss) cannot be reasonably estimated due to the significant impact of the variability associated with those items and other factors related to Sharecare's year–end financial closing process. These components of net income (loss) could significantly impact Sharecare's actual net income (loss).



APPENDIX

Reconciliation to Historical Adjusted EBITDA

($, in millions)

	2020
Net Loss	***($60.5)***
Depreciation and amortization	*24.68*
Interest income	*(0.07)*
Interest expense	*31.04*
Other expense	*9.71*
Loss from equity method investments	*3.90*
Income tax (benefit) expense	*(1.56)*
Share-based compensation	*19.16*
Severance	*2.55*
Warrants issued with revenue contracts	*1.19*
Transaction and closing costs	*2.19*
Adjusted EBITDA	**$32.3**